UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               September 15, 2005
                Date of Report (Date of earliest event reported)



                                   NICOR INC.
           (Exact name of registrant as specified in its charter)


          Illinois                  1-7297                   36-2855175
 (State or other jurisdiction    (Commission              (I.R.S. Employer
       of incorporation)         File Number)           Identification Number)


                                1844 Ferry Road
                         Naperville, Illinois 60563-9600
               (Address of principal executive offices) (Zip Code)

                                (630) 305-9500
               (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                                                         Page 1
-------------------------------------------------------------------------------

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 15, 2005, Nicor Inc. announced that Mr. Thomas L. Fisher resigned from the Board of Directors effective November 1, 2005. Mr. Fisher's resignation was not due to any disagreement with the Company.


Item 9.01  Financial Statements and Exhibits

(c)   Exhibits

The following is furnished as an exhibit to this report.

99.1  Press release of Nicor Inc. issued September 15, 2005.

                                                                         Page 2
-------------------------------------------------------------------------------

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    Nicor Inc.


Date   September 15, 2005           /s/ RICHARD L. HAWLEY
      --------------------          ---------------------
                                    Richard L. Hawley
                                    Executive Vice President and
                                    Chief Financial Officer

                                                                         Page 3
-------------------------------------------------------------------------------

Exhibit Index
-------------

  Exhibit
  Number                     Description of Document
  -------    ------------------------------------------------------------------
   99.1      Press release of Nicor Inc. issued September 15, 2005.